Note 12 - Accrued Charter Revenue, Current and Non-current, Unearned Revenue, Current and Non-current and Time Charter Assumed - Schedule of Accrued Revenue (Details) $ in Thousands	Dec. 31, 2018 USD ($)
Accrued Revenue for 2019	$ (7,356)
Accrued Revenue for 2020	(1,193)
Accrued Revenue for 2021
Accrued Revenue for 2022
Accrued Revenue for 2023	(366)
Accrued Revenue for 2024	(226)
Total	$ (9,141)